EXHIBIT 10.5

       Schedule of Executed Amenedment to Lease Agreements
            By and Between Sterling House Corporation

Schedule of Executed Lease Agreements, by and between Sterling
House Corporation and Kansas-LTC Corporation formerly know as Coronado Corporation.

Location                    Date of Amendment

1200 E. Kirwin Ave              6/25/96
Salina, KS 67401

2400 N. 14th Avenue             6/25/96
Dodge City, KS 67801

1206 Patton Road                6/25/96
Great Bend, KS 67530

1460 N. Main                    6/25/96
McPherson, KS 67460
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